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                                                                  Exhibit 10.26

                         PARTIAL COMMUTATION AGREEMENT

   This PARTIAL COMMUTATION AGREEMENT, dated as of April 1, 2014 (the "Execution Date"), (this "Agreement") is made and entered into by and between Allstate Life Insurance Company, an insurance company organized under the laws of the State of Illinois (the "Reinsurer"), and Lincoln Benefit Life Company, an insurance company organized under the laws of the State of Nebraska (the "Company").

   WHEREAS, the Reinsurer owns 100% of the issued and outstanding capital stock of the Company;

   WHEREAS, the Reinsurer, Resolution Life Holdings, Inc. ("Buyer"), a corporation organized under the laws of the State of Delaware, and, solely for purposes of Section 5.25 and Article X thereof, Resolution Life L.P., a Bermuda limited partnership and the sole owner of Buyer, have entered into a Stock Purchase Agreement dated as of July 17, 2013, as amended (the "Stock Purchase Agreement"), pursuant to which the Reinsurer proposes to sell, and Buyer proposes to purchase, 100% of the issued and outstanding capital stock of the Company;

   WHEREAS, the Stock Purchase Agreement provides, among other things, for the Company and the Reinsurer to enter into this Agreement;

   WHEREAS, the Reinsurer provides reinsurance coverage to the Company in accordance with the terms of the following reinsurance agreements: (i) a coinsurance agreement between the parties effective as of December 31, 2001 covering the Company's general account liabilities for all policies and market value adjustment annuities (the "General Account Reinsurance Agreement"),
(ii) a modified coinsurance agreement between the parties effective as of December 31, 2001 covering the Company's separate account liabilities for variable life insurance policies (the "Variable Life Reinsurance Agreement, and together with the General Account Reinsurance Agreement, the "Subject Reinsurance Agreements") and (iii) a modified coinsurance agreement between the parties effective as of December 31, 2001 covering the Company's separate account liabilities for variable annuity insurance policies (the "Variable Annuity Reinsurance Agreement");

   WHEREAS, the Company and the Reinsurer desire to commute the Commuted Business (as defined below) currently ceded or retroceded under the Subject Reinsurance Agreements;

   WHEREAS, the Company and the Reinsurer desire a full and final settlement, discharge and release of any and all of each of their respective liabilities, duties and obligations with respect to the Commuted Business except as expressly set forth below;

   WHEREAS, the business reinsured pursuant to the Subject Reinsurance Agreements that is not commuted pursuant to this Agreement shall continue to be reinsured following the Effective Time pursuant to the terms of the Subject Reinsurance Agreements, as amended from time to time, until such time as such Subject Reinsurance Agreements are terminated, restated or replaced; and

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   WHEREAS, the Variable Annuity Reinsurance Agreement shall remain in full force and effect in accordance with its terms without amendment.

   NOW, THEREFORE, the Company and the Reinsurer (each a "Party", and together, the "Parties") agree as follows:

                                  Article I.

                                  DEFINITIONS

   Section 1.2. Definitions. For purposes of this Agreement, the following terms have the respective meanings set forth below:

"Adjusted Commutation Statement" has the meaning set forth in Section 3.3.

"Adjustment Report" has the meaning set forth in Section 3.3.

"Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such first Person, and the term "Affiliated" shall have a correlative meaning. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly through the ownership of voting securities, by contract, or otherwise, and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

"Applicable Law" means any law, statute, ordinance, regulation, order, injunction, judgment, decree, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Entity applicable to any Person or such Person's businesses, properties, assets or rights, as may be amended from time to time.

"Books and Records" has the meaning given to such term in the Stock Purchase Agreement.

"Business Day" has the meaning given to such term in the Stock Purchase
Agreement.

"Buyer" has the meaning set forth in the Recitals.

"Closing" has the meaning given to such term in the Stock Purchase Agreement.

"Closing Date" has the meaning given to such term in the Stock Purchase
Agreement.

"Commutation Accounting Principles" means the principles, practices and methodologies set forth in Commutation Annex A.

"Commutation Amount" has the meaning set forth in Section 3.1.

"Commutation Balance Sheet" has the meaning set forth in Section 3.3.

"Commutation Balances" has the meaning set forth in Section 3.2.

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"Commutation Closing Date" means the date of the closing of the transactions contemplated by this Agreement, which date shall be on or before the Closing
Date.

"Commutation Consideration" has the meaning set forth in Section 3.1.

"Commuted Business" has the meaning set forth in Article II.

"Company" has the meaning set forth in the Preamble.

"Dispute Notice" has the meaning set forth in Section 3.3.

"Effective Time" has the meaning set forth in the Article II.

"Estimated Commutation Amount" has the meaning given to such term in the Stock Purchase Agreement.

"Estimated Commutation Statement" has the meaning given to such term in the Stock Purchase Agreement.

"Estimated Settlement Amount" has the meaning set forth in Section 3.3.

"Execution Date" has the meaning set forth in the Preamble.

"Exclusive Producer" means any Producer that markets, sells or administers business of the type written by the Reinsurer or any of its Affiliates exclusively for or on behalf of the Reinsurer and its Affiliates, notwithstanding whether such Producer also sells products of the type not written by the Reinsurer or any of its Affiliates on behalf of third parties.

"Final Adjustment Statement" has the meaning given to such term in the Stock Purchase Agreement.

"Final Balance Sheet" has the meaning given to such term in the Stock Purchase Agreement.

"Final Commutation Balance Sheet" has the meaning set forth in Section 3.3.

"Final Settlement Amount" has the meaning set forth in Section 3.3.

"Governmental Entity" means any domestic or foreign court, arbitral tribunal, federal, provincial, state or local government or administration, or regulatory or other governmental authority, commission or agency (including any industry or other self-regulating body).

"Illinois SAP" shall mean statutory accounting procedures and practices prescribed or permitted by the Director of Insurance of the State of Illinois.

"Independent Producer" means any Producer that is not an Exclusive Producer.

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"Independent Accounting Firm" has the meaning set forth in Section 3.3.

"Net Commutation Balances Amount" has the meaning set forth in Section 3.2.

"Net Statutory General Account Reserves" shall mean the general account reserves of the Reinsurer in respect of the Commuted Business as would be reflected in lines 1 through 4 inclusive in the "Liabilities, Surplus and Other Funds" section of the NAIC statement blank used to prepare the Reinsurer's statutory balance sheet as of December 31, 2012 (or if the line numbers are changed pursuant to relevant guidance from the NAIC, the successor to such line numbers) prepared in accordance with Illinois SAP. For the avoidance of doubt, Net Statutory General Account Reserves are net of reserve credit taken under Third Party Reinsurance. Such reserves shall expressly exclude any additional or voluntary actuarial reserves, if any, established by the Reinsurer under Illinois Administrative Code Section 1410.

"Parties" has the meaning set forth in the Preamble.

"Person" means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization, Governmental Entity or other entity.

"Producer" means any producer, broker, agent, general agent, managing general agent, master broker agency, broker general agency, financial specialist or other Person responsible for marketing or producing insurance policies, annuity contracts, protection and retirement products on behalf of the Company.

"Reinsurer" has the meaning set forth in the Preamble.

"Representative" has the meaning given to such term in the Stock Purchase Agreement.

"Resolution Period" has the meaning set forth in Section 3.3.

"Review Period" has the meaning set forth in Section 3.3.

"Seller" means the Reinsurer in its capacity as Seller under the Stock Purchase Agreement.

"Specified Life Business" means, collectively, (i) the term life insurance policies written by the Company prior to the Execution Date that have been reinsured to the Reinsurer and retroceded by the Reinsurer to ALIC Reinsurance Company, (ii) the term life insurance policies of the type identified on
Schedule 1 that were written by the Company and are reinsured by third party reinsurers and (iii) the life insurance policies (x) written by the Company through Producers that, at the time of sale of such policies, marketed, sold or administered on a non-exclusive basis business of the type written by Reinsurer or its Affiliates and (y) coded by the Company in its books and records with a distribution channel code of 601.

"Subject Reinsurance Agreements" has the meaning set forth in the Recitals.

"Statutory Book Value" means the amount carried in respect of such asset by the Reinsurer as an admitted asset determined in accordance with Illinois SAP, but disregarding any permitted

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practices applicable to the Reinsurer, other than those of general applicability to life insurer in the State of Illinois. The Statutory Book Value of the assets to be transferred as part of the Commutation Consideration shall be determined as provided in the Commutation Accounting Principles.

"Stock Purchase Agreement" has the meaning set forth in the Recitals.

"Third Party Reinsurance" means all third-party reinsurance of the Company with respect to the Commuted Business in effect as of the Effective Time.

"Variable Annuity Reinsurance Agreement" has the meaning set forth in the Recitals.

                                  Article II.

                                  COMMUTATION

   Effective as of 12:01 a.m. Central time on April 1, 2014 (the "Effective Time"), the Parties hereby commute one hundred percent (100%) of all liabilities ceded or retroceded to the Reinsurer under the Subject Reinsurance Agreements arising under (i) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company,
(ii) all of the life insurance business written by the Company through Independent Producers, other than the Specified Life Business, and (iii) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company, in each case as more particularly identified in Schedule 2 ((i), (ii), and (iii) collectively, the "Commuted Business"). For the avoidance of doubt, this Agreement does not apply to the Variable Annuity Reinsurance Agreement.

                                 Article III.

                           COMMUTATION CONSIDERATION

   Section 3.1. Commutation Consideration. Notwithstanding anything contained in the Subject Reinsurance Agreements to the contrary, as consideration for the Parties' commutation of the Commuted Business, the Reinsurer shall transfer to the Company the policy loans included in the Commuted Business and outstanding as of the Effective Time and assets determined in accordance with Schedule 3 (the "Commutation Consideration") with an aggregate Statutory Book Value, including investment income due, accrued and unearned, as of the Effective Time equal to the sum of (i) the Net Statutory General Account Reserves as of the Effective Time attributable to the Commuted Business minus (if positive) or plus (if negative) the absolute value of (ii) the amount of the final settlement in respect of the Commuted Business determined in accordance with
Article V of the General Account Reinsurance Agreement and Article IV of the Variable Life Reinsurance Agreement for the period ending on March 31, 2014 (the "Commutation Amount"). The Commutation Amount shall be determined, and the Commutation Consideration shall be paid and adjusted, in accordance with
Section 3.3.

   Section 3.2. Interest Maintenance Reserve; Other Commutation Balances.

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   (a) As of the Effective Time, the Reinsurer shall transfer to the Company all liability for the interest maintenance reserve that is attributable to the Commuted Business at the point in time immediately prior to the consummation of the transactions contemplated by this Agreement, as well as any liability for the interest maintenance reserve that is attributable to the Commuted Business that is created following the Effective Time, in each case determined in accordance with the Commutation Accounting Principles. The interest maintenance reserve liability that is so attributable to the Commuted Business as of the Effective Time shall be determined pursuant to Section 3.3 and shall be reflected in the Final Commutation Balance Sheet.

   (b) In addition to the Commutation Amount, all account balances (both assets and liabilities) related to the Commuted Business and ceded by the Company to the Reinsurer under the Subject Reinsurance Agreements (other than (i) those that are reflected in Net Statutory General Account Reserves and (ii) the liability for interest maintenance reserve related to the Commuted Business) will be transferred from the Reinsurer to the Company (the "Commutation Balances") as of the Effective Time. The Commutation Balances shall be determined in accordance with the Commutation Accounting Principles and shall be paid in accordance with Section 3.3. Such Commutation Balances shall include, but are not limited to, uncollected premiums and agents' balances, deferred premiums, policyholder dividends, premiums received in advance, commissions due and accrued, commissions and expense allowances on reinsurance assumed, general expenses due or accrued, transfers to separate accounts, taxes, licenses and fees due and accrued, amounts withheld or retained, remittances and items not allocated, liability for benefits for employees and agents, abandoned property, guaranty funds receivable or on deposit, guaranty funds payable, premium tax receivable, and accounts receivable and payable related to long-term care third party administration agreements, in each case to the extent attributable to the Commuted Business. The Commutation Balances shall also include amounts in respect of the Commuted Business that are paid to or received by the Reinsurer on behalf of the Company after the Effective Time but prior to the Commutation Closing Date. Upon transfer of these Commutation Balances, a net reinsurance recoverable or a reinsurance payable will be recorded by the Company in respect of the Commutation Balances (the "Net Commutation Balances Amount"). The Net Commutation Balances Amount shall be determined, settled and adjusted by the Reinsurer or the Company, as applicable, pursuant to Section 3.3.

   Section 3.3. Pre-Closing and Post-Closing Payments.

   (a) On the Commutation Closing Date but in any case prior to the Closing, the Reinsurer shall transfer to the Company all policy loans, investment assets, cash and other assets selected in accordance with Schedule 3 and included in the Commutation Consideration having an aggregate Statutory Book Value, including investment income due, accrued and unearned, as of the Effective Time equal to the sum of the Estimated Commutation Amount and the estimated Net Commutation Balances Amount (the "Estimated Settlement Amount") set forth in the Estimated Commutation Statement prepared by the Reinsurer and previously delivered to the Company and Buyer pursuant to the terms of
Section 2.4 of the Stock Purchase Agreement. In order to effectuate the transfer of such investment assets, cash or other assets, the Reinsurer and the Company shall execute an omnibus assignment agreement substantially in the form attached as Commutation Annex B.

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   (b) The sum of the final Commutation Amount and the final Net Commutation
Balances Amount (the "Final Settlement Amount") shall be determined as set forth in subsections (c) and (d) of this Section 3.3. If the Final Settlement Amount is greater than the Estimated Settlement Amount, then the Reinsurer shall transfer to the Company within five Business Days after the final determination thereof additional investment assets, cash and other assets selected in accordance with Schedule 3 and included in the Commutation Consideration having an aggregate Statutory Book Value as of the Effective Time equal to the amount by which the Final Settlement Amount exceeds the Estimated Settlement Amount. If the Estimated Settlement Amount is greater than the Final Settlement Amount, then the Company shall transfer to the Reinsurer within five Business Days after the final determination thereof cash and/or investment assets transferred by the Reinsurer to the Company on the Commutation Closing Date mutually agreed by the Parties that have an aggregate Statutory Book Value as of the Effective Time equal to the amount by which the Estimated Settlement Amount exceeds the Final Settlement Amount.

   (c) No later than 90 days after the Closing Date, the Company shall deliver to the Reinsurer: (i) a statement (the "Adjusted Commutation Statement") setting forth a proposed commutation balance sheet as of the Effective Time prepared in good faith from the Books and Records in accordance with the Commutation Accounting Principles, consistently applied (a "Commutation Balance Sheet") and showing the Company's calculations of (A) the Commutation Amount, including the amount of the Net Statutory General Account Reserves as of the Effective Time and (B) the Commutation Balances, and (ii) reasonable supporting documentation with respect to the calculations of the amounts set forth in the Adjusted Commutation Statement. In addition, the Adjusted Commutation Statement shall be prepared in a manner consistent with the preparation of the Final Adjustment Statement delivered to the Reinsurer by Buyer pursuant to
Section 2.5 of the Stock Purchase Agreement. The Reinsurer shall, during such period of no longer than 90 days after the Closing Date, provide the Company and its Representatives with reasonable access to the employees of the Reinsurer to the extent such employees have knowledge about the Commuted Business and to all documentation, records and other information of the Company (to the extent in the possession of the Reinsurer) or the Reinsurer, as the Company or any of its Representatives may reasonably request and that are necessary to facilitate the preparation of the Adjusted Commutation Statement; provided, that such access does not unreasonably interfere with the conduct of the business of the Reinsurer and that such access and cooperation shall not, in the event of any dispute arising out of this Agreement, serve to prejudice the Reinsurer or any of its Affiliates.

   (d) (i) The Reinsurer shall have 45 days from the date on which the Adjusted Commutation Statement is delivered to it to review the Adjusted Commutation Statement and the calculations of (A) the Commutation Amount, including the amount of the Net Statutory General Account Reserves as of the Effective Time and (B) the Commutation Balances (the "Review Period"). In furtherance of such review, the Company shall (and shall cause Buyer to) provide the Reinsurer and its Representatives with reasonable access during such 45 day period to the employees of Buyer and the Company (including to the Chief Financial Officer of Buyer) and to all documentation, records and other information of Buyer and the Company as the Reinsurer or any of its Representatives may reasonably request; provided, that such access does not unreasonably interfere with the conduct of the business of Buyer or the Company and that such access and cooperation shall not, in the event of any dispute arising out of this Agreement, serve to prejudice the Buyer, the Company or any of its Affiliates.

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         (ii)If the Reinsurer disagrees with the Adjusted Commutation Statement
             (including any amount or computation set forth therein) in any respect and on any basis, the Reinsurer may, on or prior to the last day of the Review Period, deliver a notice to the Company setting forth, in reasonable detail, each disputed item or amount and the basis for the Reinsurer's disagreement therewith (the "Dispute Notice"). The Dispute Notice shall set forth, with respect to each disputed item, the Reinsurer's position as to the correct amount or computation that should have been included in the Adjusted Commutation Statement and as to any calculations contained therein. Such Dispute Notice shall be included together with any Dispute Notice (as such term is defined in the Stock Purchase Agreement) delivered by Reinsurer, as Seller, to the Buyer under Section 2.5(c)(ii) of the Stock Purchase Agreement.

        (iii)If no Dispute Notice is received by the Company with respect to any item in the Adjusted Commutation Statement on or prior to the last day of the Review Period, the amount or computation with respect to such item as set forth in the Adjusted Commutation Statement shall be deemed accepted by the Reinsurer, whereupon the amount or computation of such item or items shall be final and binding on the Parties subject to paragraph (ix) below.

         (iv)For a period of 10 Business Days beginning on the date that the Company receives a Dispute Notice (the "Resolution Period"), if any, the Company and the Reinsurer shall endeavor in good faith to resolve by mutual agreement all matters identified in the Dispute Notice. In the event that the Parties are unable to resolve by mutual agreement any matter in the Dispute Notice within such 10 Business Day period, the Company and the Reinsurer shall jointly engage PricewaterhouseCoopers LLP (the "Independent Accounting Firm") to make a determination with respect to all matters in dispute. If PricewaterhouseCoopers LLP is unwilling or unable to serve, the Reinsurer and the Company shall cooperate in good faith to appoint, within 30 days after the Reinsurer and the Company receive notice from PricewaterhouseCoopers LLP of its refusal or inability to act as the Independent Accounting Firm, an independent certified public accounting firm of national recognition mutually acceptable to the Company and the Reinsurer, in which event such firm shall be the "Independent Accounting Firm." If the Reinsurer, as the Seller, and the Buyer have an unresolved dispute in respect of any Dispute Notice (as such term is defined in the Stock Purchase Agreement) delivered by Reinsurer, as Seller, to the Buyer under Section 2.5(c)(ii) of the Stock Purchase Agreement, then the accounting firm appointed by the Reinsurer, as Seller, and the Buyer under the Stock Purchase Agreement, shall be appointed by the Reinsurer and the Company hereunder as the "Independent Accounting Firm." Such Independent Accounting Firm shall review any unresolved disputes submitted hereunder and under the Stock Purchase Agreement together and each of the Parties shall direct the

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             Independent Accounting Firm to render a determination hereunder at the same time as it delivers any determination under the Stock Purchase Agreement.

         (v) The Reinsurer and the Company shall direct the Independent Accounting Firm to render a determination within 30 days after its retention (along with its determination of any dispute submitted to the Independent Accounting Firm under the Stock Purchase Agreement), and the Company, the Reinsurer and their respective employees and agents will cooperate with the Independent Accounting Firm during its engagement. The Company, on the one hand, and the Reinsurer, on the other hand, shall promptly (and in any event within 10 Business Days) after the Independent Accounting Firm's engagement, each submit to the Independent Accounting Firm their respective computations of the disputed items identified in the Dispute Notice and information, arguments and support for their respective positions, and shall concurrently deliver a copy of such materials to the other Party. Each Party shall then be given an opportunity to supplement the information, arguments and support included in its initial submission with one additional submission to respond to any arguments or positions taken by the other Party in such other Party's initial submission, which supplemental information shall be submitted to the Independent Accounting Firm (with a copy thereof to the other Party) within five Business Days after the first date on which both Parties have submitted their respective initial submissions to the Independent Accounting Firm. The Independent Accounting Firm shall thereafter be permitted to request additional or clarifying information from the Parties, and each of the Parties shall cooperate and shall cause their Representatives to cooperate with such requests of the Independent Accounting Firm. The Independent Accounting Firm shall determine, based solely on the materials so presented by the Parties and upon information received in response to such requests for additional or clarifying information and not by independent review, only those issues in dispute specifically set forth in the Dispute Notice and shall render a written report to the Company and the Reinsurer (the "Adjustment Report") in which the Independent Accounting Firm shall, after considering all matters set forth in the Dispute Notice, determine what adjustments, if any, should be made to the amounts and computations set forth in the Adjusted Commutation Statement solely as to the disputed items and shall determine the appropriate Commutation Amount and Commutation Balances on that basis.

         (vi)The Adjustment Report shall set forth, in reasonable detail, the Independent Accounting Firm's determination with respect to each of the disputed items or amounts specified in the Dispute Notice, and the revisions, if any, to be made to the Adjusted Commutation Statement, together with supporting calculations. In resolving any disputed item, the Independent Accounting Firm (i) shall be bound to the principles of this

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             Article III and the terms of this Agreement, (ii) shall limit its review to matters specifically set forth in the Dispute Notice and
             (iii) shall not assign a value to any item higher than the highest value for such item claimed by either Party or less than the lowest value for such item claimed by either Party.

        (vii)All fees and expenses relating to the work of the Independent Accounting Firm shall be shared equally by the Company and the Reinsurer. Subject to paragraph (ix) below, the Adjustment Report shall be final and binding upon the Company and the Reinsurer, and shall be deemed a final arbitration award that is binding on each of the Company and the Reinsurer, and, absent fraud, no party shall seek further recourse to courts, other tribunals or otherwise, other than to enforce the Adjustment Report.

       (viii)The final form of the Commutation Balance Sheet as of the Effective Time as finally determined pursuant to this Article III is referred to herein as the "Final Commutation Balance Sheet". Notwithstanding anything to the contrary contained in this Agreement but subject to paragraph (ix) below, the provisions of this Article III represent the sole and exclusive method for determining the Final Commutation Balance Sheet, including the Commutation Amount and the Commutation Balances derived therefrom.

         (ix)Notwithstanding anything contained in this Agreement to the contrary, any items set forth in any Dispute Notice delivered pursuant to this Article III shall be resolved by the Parties or by the Independent Accounting Firm consistent with (and in conjunction with) the determination of the Final Balance Sheet pursuant to Section 2.5 of the Stock Purchase Agreement. In addition, if any adjustments to the Final Balance Sheet require corresponding adjustments to the Final Commutation Balance Sheet, final Commutation Amount or final Commutation Balances, such adjustments shall be made, and the Parties shall make any corresponding payments, whether or not a Dispute Notice was delivered pursuant to this Article III.

   Section 3.4. Company Release of the Reinsurer with respect to the Commuted Business. In consideration of the receipt of the payments described in
Section 3.1, the transfer of the Commutation Balances described in
Section 3.2(b) and the release provided in Section 3.5, as of the Effective Time, the Company hereby forever releases and discharges the Reinsurer, and its predecessors, successors, affiliates, agents, officers, directors, employees and shareholders, from any and all past, present, and future obligations, adjustments, liability for payment of interest, offsets, actions, causes of action, suits, debts, sums of money, accounts, premium payments, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, liens, rights, costs and expenses (including attorneys' fees and costs actually incurred), claims and demands, liabilities and losses of any nature whatsoever, all whether known or unknown, vested or contingent, that the Company now has, owns, or holds or claims to have, own, or hold, or at any time had, owned, or held, or claimed to have had, owned, or held, or may after the execution of this Agreement have, own, or hold or claim to have, own, or hold, against the Reinsurer, arising from, based upon, or in any way related to the Commuted Business, it being

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the intention of the Parties that this release operate as a full and final settlement of the Reinsurer's current and future liabilities to the Company under and in connection with the Commuted Business, provided, however, that this release does not discharge obligations of the Reinsurer (i) that have been undertaken or imposed by the terms of this Agreement or any other agreement between the Parties other than the Subject Reinsurance Agreements or (ii) that have been undertaken or imposed by the terms of any other Transaction Agreements (as such term is defined in the Stock Purchase Agreement).

   Section 3.5. Reinsurer Release of the Company with respect to the Commuted Business. In consideration of the commutation set forth in Article II, the transfer of the Commutation Balances described in Section 3.2(b) and the release provided in Section 3.4, as of the Effective Time, the Reinsurer hereby forever releases and discharges the Company, and its predecessors, successors, affiliates, agents, officers, directors, employees and shareholders, from any and all past, present, and future obligations, adjustments, liability for payment of interest, offsets, actions, causes of action, suits, debts, sums of money, accounts, premium payments, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, liens, rights, costs and expenses (including attorneys' fees and costs actually incurred), claims and demands, liabilities and losses of any nature whatsoever, all whether known or unknown, vested or contingent, that the Reinsurer now has, owns, or holds or claims to have, own, or hold, or at any time had, owned, or held, or claimed to have had, owned, or held, or may after the execution of this Agreement have, own, or hold or claim to have, own, or hold, against the Company, arising from, based upon, or in any way related to the Commuted Business, it being the intention of the Parties that this release operate as a full and final settlement of the Company's current and future liabilities to the Reinsurer under and in connection with the Commuted Business, provided, however, that this release does not discharge obligations of the Company
(i) that have been undertaken or imposed by the terms of this Agreement or any other agreement between the Parties other than the Subject Reinsurance Agreements or (ii) that have been undertaken or imposed by the terms of any other Transaction Agreements (as such term is defined in the Stock Purchase Agreement).

                                  Article IV.
                                 MISCELLANEOUS

   Section 4.1. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally or by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

    (a)if to Company:

       Lincoln Benefit Life Company
       3075 Sanders Road
       Northbrook, Illinois 60062
       Attention: Treasurer

    (b)if to the Reinsurer:

       Allstate Life Insurance Company
       3100 Sanders Road
       Northbrook, Illinois 60062
       Attention: Jess Merten
       Email: Jess.Merten@allstate.com

       with copy to:

       Allstate Life Insurance Company
       2775 Sanders Road
       Northbrook, Illinois 60062
       Attention: Beth Lapham
       Email: blapham@allstate.com

       Notice given by personal delivery or overnight courier shall be effective upon actual receipt.

   Section 4.2. Entire Agreement; Third Party Beneficiaries. This Agreement (including any annexes and schedules hereto) constitutes the entire agreement, and supersedes all prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter of this Agreement. Unless the Stock Purchase Agreement is terminated, the Buyer shall be a third party beneficiary under this Agreement. Except as provided in the immediately preceding sentence, this Agreement is not intended to confer upon any Person other than the Parties hereto any rights or remedies.

   Section 4.3. Governing Law. This Agreement and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

   Section 4.4. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise (other than following the Execution Date by operation of law in a merger or scheme of arrangement), by either Party without the prior written consent of the other Party, and any such assignment that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

   Section 4.5. Jurisdiction; Enforcement.

   (a) Each of the Parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the United States or any state court, which in either case is located in the City and County of New York (each, a "New York Court") for purposes of enforcing this Agreement or determining any claim arising from or related to the transactions contemplated by this Agreement. In any such action, suit or other proceeding, each of the Parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claim that it is not subject to the jurisdiction of any such New York

Court, that such action, suit or other proceeding is not subject to the jurisdiction of any such New York Court, that such action, suit or other proceeding is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper; provided, that nothing set forth in this sentence shall prohibit any of the Parties hereto from removing any matter from one New York Court to another New York Court. Each of the Parties hereto also agrees that any final and unappealable judgment against a Party hereto in connection with any action, suit or other proceeding will be conclusive and binding on such Party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment will be conclusive evidence of the fact and amount of such award or judgment. Any process or other paper to be served in connection with any action or proceeding under this Agreement shall, if delivered or sent in accordance with
Section 4.1, constitute good, proper and sufficient service thereof.

   (b) The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the Parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Agreement, this being in addition (subject to the terms of this Agreement) to any other remedy to which such Party is entitled at law or in equity. In the event that any Action is brought in equity to enforce the provisions of this Agreement, no Party hereto shall allege, and each Party hereto hereby waives any defense or counterclaim, that there is an adequate remedy at law.

   (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.5(c).

   Section 4.6. Severability.

   (a) Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

   (b) This Agreement may be amended or a provision hereof waived only by a written instrument signed by each of the Company and the Reinsurer.

   (c) No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

   Section 4.7. No Offset. No Party to this Agreement may offset any amount due to the other Party hereto or any of such other Party's affiliates against any amount owed or alleged to be owed from such other Party or its affiliates under this Agreement or any other agreement without the written consent of such other Party.

   Section 4.8. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party. Each Party may deliver its signed counterpart of this Agreement to the other Party by means of electronic mail or any other electronic medium utilizing image scan technology, and such delivery will have the same legal effect as hand delivery of an originally executed counterpart.

                 [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the Reinsurer and the Company have caused this Agreement to be signed by their respective duly authorized officers, all as of the date first written above.

                                             ALLSTATE LIFE INSURANCE COMPANY

                                             By:  -----------------------------
                                                  Name:
                                                  Title:

                                             By:  -----------------------------
                                                  Name:
                                                  Title:

                                             LINCOLN BENEFIT LIFE COMPANY

                                             By:  -----------------------------
                                                  Name:
                                                  Title:

                                  SCHEDULE 1
                Certain Specified Life Business - Term Policies

The Company's Guaranteed Term and 10 year level Best Term business sold from 2000 through 2009 as well as the Company's 2006 era TrueTerm product sold in 2006 through 2009, with a limited number of policies having issue dates in 2010.

                                  SCHEDULE 2
                               Commuted Business

"Commuted Business" includes policies with the following coding in the general ledger for company code

034. A code key is provided in the Commutation Accounting Principles.

                                           --------SAP Profit Center--------
                                         -------------------------------------
Statutory Balance Sheet Line               Channel Market Center Product Group
Page 3, Line 1                              611         1E            31
                                            611         1E            32
                                            699         1E            32
                                            611         1E            33
                                            611         1E            34
                                            699         1E            34
                                            601         1A            50
                                            611         1E            50
                                            601         1A            51
                                            601         1R            51
                                            611         1E            51
                                            611         1R            51
                                            601         1A            53
                                            611         1E            53
                                            611         1E            63
                                            699         1E            63
                                            601         1A            69
                                            611         1E            69
                                            611         1E            3A
                                            611         1E            3C
                                            611         1E            3D
Page 3, Line 2                              601         1A            42
                                            611         1E            42
Page 3, Line 3                              611         1E            32
                                            699         1E            32
                                            611         1E            63
Page 3, Line 4.1                            611         1E            31
                                            611         1E            32
                                            611         1E            33
                                            611         1E            3A
                                            611         1E            3C
                                            611         1E            3D
                                            611         1E            63
Page 3, Line 4.2                            611         1E            42
Page 3, Line 27                             601         1A            52
                                            601         1A            58

                                           --------SAP Profit Center--------
                                         -------------------------------------
Statutory Balance Sheet Line               Channel Market Center Product Group
                                            601         1A            59
                                            611         1E            52
                                            611         1E            58
                                            611         1E            59

Commuted Business excludes certain Specified Life Business return of premium riders coded to product group 63.

                                  SCHEDULE 3
                           Commutation Consideration

The Commutation Consideration (as adjusted pursuant to Section 3.3) shall be
(i) the investment assets set forth on attached electronic Excel file titled "Commutation Exhibit-LBL Assets 2013 12 31.xlsx", with such additions or subtractions as agreed by the Parties to reflect the sale or maturity of such assets, plus (ii) cash in an amount equal to the excess of the Commutation Amount over the Statutory Book Value of such assets; provided that if the Statutory Book Value of such assets exceeds the Commutation Amount, assets as agreed by the Parties shall be subtracted as appropriate.

                              COMMUTATION ANNEX A

                       Commutation Accounting Principles

This Commutation Annex A sets forth the Commutation Accounting Principles referenced in the Agreement. Capitalized terms used and not otherwise defined in this Commutation Annex A have the respective meanings given in the Agreement.

The Commutation Balance Sheet includes the financial statement impacts related to the Commuted Business resulting from the execution of the Agreement. The Commuted Business is identified as set forth in Exhibit 1, Business Identification. The Commutation Balances are determined using the general ledger coding key as set forth in Exhibit 1.a. The general ledger accounts are summarized and reported in the Commutation Balance Sheet as set forth in
Exhibit 1.b.

The Commutation Balance Sheet is prepared using Statutory Accounting Principles ("SAP") defined as statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (except where noted otherwise) applied in a manner consistent with its application in the preparation of the Reference Balance Sheet (as such term is defined in the Stock Purchase Agreement). The Commutation Classification Method, Assumptions Utilized and Additional Notes used in the preparation of the Commutation Balance Sheet are set forth in
Exhibit 2. The following columns comprise the Commutation Balance Sheet (Column
9):

Column 1 -  Commutation Consideration equal to Investment Assets and Commuted
            Business as set forth in Exhibit 2 and as described in Section 3.1 of the Commutation Agreement.
Column 2 -  Mark to Market Impact
Column 3 -  Recognition of Historical IMR
Column 4 -  IMR Transferred to Separate Account
Column 5 -  Establish AVR
Column 6 -  Statutory vs. Tax Reserves
Column 7 -  Establish DTA
Column 8 -  Transfer of Working Capital

The following columns comprise the LBL Balance Sheet after Commutation (Column
12):

Column 9 -  Commutation Balance Sheet
Column 10 - LBL Balance Sheet
Column 11 - Blank
Column 12 - LBL Balance Sheet after Commutation

These Accounting Principles comprise the following Exhibits:

Exhibit 1 - Business Identification
Exhibit 1.a - Statutory Reserve General Ledger Coding Key
Exhibit 1.b - Statutory General Ledger Coding
Exhibit 2 - Assumptions

                      Exhibit 1 - Business Identification
                           Exhibit 1.a - Coding Key

G/L Accounts                  Account Descriptions
------------    -------------------------------------------------
 M10010100      LONG TERM FEDERAL GOVERNMENT - U.S.
 M10010200      LONG TERM FEDERAL GOVERNMENT - CANADA
 M10011100      STATES, PROVINCIAL & MUNICIPALS - TAXABLE
 M10013100      CORPORATE BONDS
 M10013200      CORPORATE BONDS - PRIVATE PLACEMENTS
 M10020100      PASS THRU MORTGAGE BACKED SECURITIES
 M10020200      COLLATERAL MORTGAGE OBLIGATIONS (CMO'S)
 M10080000      SHORT TERM TIME DEPOSIT INVESTMENTS
 M10080200      SHORT TERM MONEY MARKETS
 M10080400      SHORT TERM TREASURY BILLS
 M10150231      CASH-Harris ABO
 M10150257      CASH-HARRIS ZBA
 M10150375      Cash-Firstier Regular
 M10150376      CASH-US BANK-VA DEPOSITORY
 M10150407      CASH, USBANK #205700310407 FX DEP SWEEP
 M10150574      CASH-WACHOVIA NC - LBL Fixed Systems
 M10150575      CASH-WACHOVIA NC - LBL Fixed Manual
 M10150576      CASH-WACHOVIA NC - LBL Transcend Fixed
 M10150584      CASH-WACHOVIA ANNTY (VA) CDA 11475
 M10150585      CASH-WACHOVIA ANNTY (VA) CDA 11476
 M10150918      CASH-LBL Gen Disb-Dep 4443330998
 M10150919      CASH-LBL Claims Disb 4443330956
 M10150921      CASH-LBL PAC Dep Acct 4443331194
 M10150922      CASH-LBL Money Mkt 12760740
 M10150953      CASH LBL VA Oper UMB 9871645991
 M10150954      CASH LBL VA Disb UMB 9871646009
 M10150955      CASH LBL VA Disb UMB 5008012121
 M10150956      CASH LBL VA Dep UMB 9871645983
 M10151028      LBL Depository Fixed Chase 967384546
 M10151029      LBL Depository Var Chase 967384553
 M10156035      CASH,CITIBANK MMDA/LIQRES
 M10156096      INVESTMENT CASH
 M10160021      Investment in Partnership - EMA
 M10171020      PREMIUM INSTALLMENTS RECEIVABLE - DUE - Life
 M10171026      Reinsurance Premium Receivable
 M10190020      REINSURANCE RECOVERABLE ON PAID LOSS-Non Ledger
 M10191030      REINSURANCE RECEIVABLE/PAYABLE-INTERCOMPANY-ALIC
 M10191412      Reinsurance Receivable/Payable-I/C-LBRe
 M10200000      POLICY LOANS
 M10220100      INCOME RECEIVABLE FIXED INCOME SECURITIES
 M10220500      ACCRUED INTEREST FIXED INCOME SECURITIES
 M10227500      ACCRUED INTEREST SHORT TERM BONDS
 M10229200      POLICY LOAN ACCRUED INTEREST
 M10270004      ACCRUED PREMIUM TAX OFFSET - GFA
 M10270005      PREMIUM TAX DEDUCTIBLE - GFA
 M10300000      Intercompany Receivable
 M10300000      INTERCOMPANY RECEIVABLE
 M10330101      Separate Accounts-Common Stock
 M10340000      A/R, GENERAL
 M10340003      Premium Tax Refund
 M10340070      A/R, FIXED MANAGEMENT FEES
 M10360407      Reinsurance Recoverable - Expense Allowances

G/L Accounts                  Account Descriptions
------------    -------------------------------------------------
 M19990001      CLEARING ACCOUNT, GENERAL
 M20010000      Life Insurance Policy Benefit Reserves
 M20010010      Reserve for Accident and Health
 M20010030      Policy and Contract Claims - Life
 M20010040      Policy and Contract Claims - A & H
 M20010310      Unearned Premium - A & H
 M20060007      Reinsurance Premium Payable
 M20090400      Commissions On Reinsurance Assumed
 M20090600      AGENT COMMISSION PAYABLE, EMPLOYEE
 M20090601      Agent Commission Payable-Escrow Accrual
 M20110000      PREMIUM RECEIVED IN ADVANCE
 M20110107      Premium Deposit Fund - WOLC
 M20160001      Dividend and Coupon Accumulations
 M20160100      Dividend Due & Unpaid
 M20160210      Dividend - Provision
 M20200200      ACCRUED FIT - FEDERAL INCOME
 M20210104      Accrued Premium Tax
 M20210105      Accrued Premium Taxes
 M20210107      Accrued Muni Tax
 M20210300      ACCRUED STATE INCOME TAXES
 M20210800      ACCRUED TAXES - RETALIATORY
 M20320000      ACCRUED EXPENSE, GENERAL
 M20320064      ACCRUED EXPENSE, DELOITTE & TOUCHE - AUDIT
 M20320902      Unearned Investment Income
 M20400407      TEFRA WITHHOLDING - 1099 20%
 M20400500      FEDERAL TAX WITHHOLDING
 M20400501      FEDERAL TAX WITHHOLDING
 M20400502      FEDERAL BACKUP W/H
 M20400504      STATE W/H
 M20400690      Deferred Compensation-Agents
 M20410081      TPA-Lodger Payable
 M20490000      ABANDONED PROPERTY-CLEARING
 M21000200      CONSUMER'S SALES & USE TAX LIABILITY
 M21010000      A/P, TRADE PAYABLE - VENDOR
 M21010100      A/P, TRADE PAYABLE - EMPLOYEE
 M21020002      ACCRUED GUARANTY FUND ASSESSMENTS
 M29990100      LIFE APPLICATION DEPOSITS
 M29990152      POLICY BILLING SUSPENSE
 M29990154      CASH WITH APPLICATION DEPOSITS
 M29990200      POLICY SUSPENSE
 M29990252      DISBURSEMENT CLEARING
 M29990300      CASH CLEARING
 M29990316      CLEARING/SUSPENSE SEPARATE ACCOUNT
 M29990356      SAP / NE Cyberlife Intra-System
 M29990402      CyberNE Cash W/APP Suspense
 M29990403      CyberNe New Business Cash Suspense
 M29990430      CyberNE Unapplied Cash Suspense
 M29990444      Premium Suspense Credit Card
 M29990447      Intersystem Suspense Credit Card
 M29990456      CyberNE Misc Disburse Clear
 M29990502      Agent Bal Transfer Suspense
 M29990503      Surety Reverse Alliance Suspense

G/L Accounts                  Account Descriptions
------------    -------------------------------------------------
 M29990524      CyberNE Misc Suspense Control - Var
 M29990528      CyberNE Surrender Clearing - VAR
 M29990606      CyberNE Qual Group Premium Susp
 M29990608      CyberNE Return Check Suspense
 M29990621      CyberNE Premium Refund Suspense
 M29990622      CyberNE Daily Cycle Clearing
 M29990623      CyberNE Cash W/APP Clearing
 M29990624      CyberNE Misc Suspense Control
 M29990625      CyberNE Group Premium Suspense
 M29990626      CyberNE Term Mature Suspense
 M29990627      CyberNE Loan Disburse Clearing
 M29990628      CyberNE Surrender Disburse Clearing
 M29990629      CyberNE Death Claim Clearing
 M29990630      CyberNE Misc Checks Unappld -Terminated Policy
 M29990635      CyberNE Policy Reinstatements
 M29990888      CyberNE Term Conversion Suspense - Fixed
 M29990889      CyberNE Term Conversion Suspense - Var
 M29990990      PruVA Mapping Suspense
 M29990992      PruVA Disbursement Suspense
 M29990993      PruVA Deposit Suspense
 M29990998      Pru VA Outbound Returned Items
 M29999503      CyberNe New Business Cash Suspense - Var
 S10080805      SHORT-TERM BOND-BV CASH EQUIVALENT RECLASS
 S10157500      CASH, TIME DEPOSIT STAT RECL FROM ST INV'S
 S10157501      CASH, EQUIVALENT RECLASS FROM INVESTED ASSETS
 S10160003      LOW INCOME HOUSING STAT BV ADJ
 S10171020      Premium installments receivable - due- Life
 S10171030      Deferred Premium
 S10190020      Reins. Recoverable on Paid Loss-Non Ledger
 S10191030      REINSURANCE RECEIVABLE/PAYABLE-INTERCOMPANY-ALIC
 S10200000      Policy Loans
 S10227601      ACCRUED INTEREST SHORT TERM BONDS CASH EQUIV RECL
 S10229200      MISCELLANEOUS INVESTMENT ACCRUED INTEREST
 S10250220      Deferred Federal Income Tax Asset
 S10300000      Intercompany Receivable
 S10300000      INTERCOMPANY RECEIVABLE
 S20010000      Life Insurance Policy Benefit Reserves
 S20010010      Reserve for Accident and Health
 S20010103      Reserve - MVAA
 S20010104      Separate Accounts Reserves-VA/Variable
 S20010114      Separate Account Liability-CARVM
 S20010310      Unearned Premium - A & H
 S20020300      Interest Maintenance Reserve
 S20050000      Asset Valuation Reserve
 S20060110      Reinsurance in Unauthorized Companies
 S20090700      Agent Commission Payable, Non-Employee
 S20110000      Advance Premium
 S20270000      Intercompany Payable, General
 S20270000      Intercompany Payable, General
 S20420000      SEP ACCT-PAYABLE TO GENL ACCT

CODES

Distribution Channels     Distribution Channel Description
---------------------     --------------------------------
601                       Allstate Agents
611                       Master Brokerage Agencies (MBA's)
646                       Prudential
649                       Balance Sheet Entries
650                       Capital
699                       Total Market Center

Market Center             Market Center Description
-------------             -------------------------
1A                        Allstate Agents
1E                        Master Brokerage Agencies (MBA's)
1I                        Capital
1P                        Prudential
1R                        Closed Annuities

Product Group             Product Group Description
-------------             -------------------------
                          Life Products
                          -------------
31                        Interest Sensitive Life
32                        Traditional Life
33                        Variable Universal Life
34                        Indexed Life
63                        Coinsured Term & ALIC Re ROP Rider
3A                        SGUL pre 2013
3B                        ISL to LB Re pre 2013
3C                        SGUL post 2012
3D                        ISL post 2012

                          Annuity Products
                          ----------------
50                        Fixed Annuities - 2010
51                        Fixed Annuities
52                        MVA Annuities
53                        Indexed Annuities
55                        Variable Annuity
58                        Tactician Plus
59                        MVA 2009
69                        Equity Indexed Annuities - 2010

00                        Unallocated

Reinsurance Categories    Category Description
----------------------    --------------------
DB                        Direct Business
DR                        Direct Business Retained
AE                        Assumed Business - External
CL                        Ceded Business - External

Exhibit 1.b - Statutory General Ledger Coding

For purposes of commutation from Allstate Life Insurance Company, queries obtained from the general ledgers of the Company and Reinsurer were utilized to support each financial statement line item. For the avoidance of doubt, the business was identified using Codes (see listing above - Business Identification). Items noted as "All" would include any component listed in the Codes. For reference, the account numbers as of March 31, 2013 are included in the listing. Certain transactions after March 31, 2013 may utilize additional account numbers associated with the Commuted Business or the Company.

                                     --------SAP Profit Center--------
                                     ---------------------------------     SAP
                            Account              Market     Product    Reinsurance Classification
                            Number   Channel     Center      Group      Category       Method
Page 2, Line 1-4           M10010100    All Company 034                                  1
                           M10010200    All Company 034                                  1
                           M10011100    All Company 034                                  1
                           M10013100    All Company 034                                  1
                           M10013200    All Company 034                                  1
                           M10020100    All Company 034                                  1
                           M10020200    All Company 034                                  1
Page 2, Line 5             M10080000    All Company 034                                  1
  (S-T & cash equivalents) M10080200    All Company 034                                  1
                           M10080400    All Company 034                                  1
                           S10080805    All Company 034                                  1
                           S10157501    All Company 034                                  1
Page 2, Line 5             M10150231    All Company 034                                  1
  (Cash & o/s checks)      M10150257    All Company 034                                  1
                           M10150375    All Company 034                                  1
                           M10150376    All Company 034                                  1
                           M10150407    All Company 034                                  1
                           M10150574    All Company 034                                  1
                           M10150575    All Company 034                                  1
                           M10150576    All Company 034                                  1
                           M10150584    All Company 034                                  1
                           M10150585    All Company 034                                  1
                           M10150918    All Company 034                                  1
                           M10150919    All Company 034                                  1
                           M10150921    All Company 034                                  1
                           M10150922    All Company 034                                  1
                           M10150953    All Company 034                                  1
                           M10150954    All Company 034                                  1
                           M10150955    All Company 034                                  1
                           M10150956    All Company 034                                  1
                           M10151028    All Company 034                                  1
                           M10151029    All Company 034                                  1
                           M10156035    All Company 034                                  1
                           M10156096    All Company 034                                  1
                           S10157500    All Company 034                                  1

                                       --------SAP Profit Center--------
                                       ---------------------------------     SAP
                              Account              Market     Product    Reinsurance Classification
                              Number   Channel     Center      Group      Category       Method
Page 2, Line 6               M10200000 From detail policy inventory          DB            1
                             S10200000 From detail policy inventory          DB            1
Page 2, Line 8               M10160021          All Company 034                            1
                             S10160003          All Company 034                            1
Page 2, Line 14              M10220100          All Company 034                            1
                             M10220500          All Company 034                            1
                             M10227500          All Company 034                            1
                             M10229200 From detail policy inventory          DB            1
                             S10227601          All Company 034                            1
                             S10229200          All Company 034                            1
Page 2, Line 15.1a           M10171020   611        1E          32           DB            1
                             M10171020   611        1E          42         DB, CL          1
                             M10171020   611        1E          63           DB            1
                             S10171020   611        1E          32           DB            1
                             S10171020   611        1E          63           DB            1
Page 2, Line 15.1b *         M10171026          All Company 034                            1
   (External Reinsurance)    M20060007          All Company 034                            1
Page 2, Line 15.2            S10171030   611        1E          32           DB            1
                             S10171030   611        1E          63           DB            1
Page 2, Line 16.1 *          M10190020          All Company 034                            1
                             S10190020          All Company 034                            1
Page 2, Line 16.3 Ext *      M10360407          All Company 034                            1
Page 2, Line 16.3 (ALIC)     M10191030          All Company 034                            1
                             M10191412          All Company 034                            1
                             S10191030          All Company 034                            1
Page 2, Line 18.2            S10250220          All Company 034                            1
Page 2, Line 19              M10270004   All        All         All          DB            3
                             M10270005   All        All         All          DB            3
Page 2, Line 25              M10340000   611        1E          42           DB            1
                             M10340000   649        1E          00           DB            1
                             M10340000   699        1E          42           DB            1
                             M10340003   649        1E          00           DB            3
                             M10340070   611        1E          33           DB            1
Page 2, Line 27              M10330101          All Company 034                            1

* Methodology to be refined for novation

                             --------SAP Profit Center--------
                             ---------------------------------     SAP
                    Account              Market     Product    Reinsurance Classification
                    Number   Channel     Center      Group      Category       Method
 Page 3, Line 1 *  M20010000   611         1E         3A           DB            1
                   M20010000   699         1E         63           DB            1
                   S20010000   601         1A         50           DB            1
                   S20010000   601         1A         51           DB            1
                   S20010000   601         1A         53           DB            1
                   S20010000   601         1A         69           DB            1
                   S20010000   601         1R         51           DB            1
                   S20010000   611         1E         31         DB,CL           1
                   S20010000   611         1E         32        DB,AE,CL         1
                   S20010000   611         1E         33         DB,CL           1
                   S20010000   611         1E         34         DB,CL           1
                   S20010000   611         1E         3A         DB,CL           1
                   S20010000   611         1E         3C         DB,CL           1
                   S20010000   611         1E         3D         DB,CL           1
                   S20010000   611         1E         50           DB            1
                   S20010000   611         1E         51         DB,CL           1
                   S20010000   611         1E         53           DB            1
                   S20010000   611         1E         63         DB,CL           1
                   S20010000   611         1E         69           DB            1
                   S20010000   611         1R         51        DB,AE,CL         1
                   S20010000   699         1E         32           DB            1
                   S20010000   699         1E         34           DB            1
                   S20010000   699         1E         63           DB            1
 Page 3, Line 2    M20010010   611         1E         42         DB,CL           1
                   S20010010   611         1E         42         DB,CL           1
                   M20010310   611         1E         42         DB,CL           1
                   S20010310   611         1E         42         DB,CL           1
 Page 3, Line 3    M20110107   611         1E         63           DB            1
                   M20160001   611         1E         32           DB            1
                   M20160001   699         1E         32           DB            1
 Page 3, Line 4.1  M20010030   611         1E         31         DB,CL           1
                   M20010030   611         1E         32         DB,CL           1
                   M20010030   611         1E         33         DB,CL           1
                   M20010030   611         1E         3A         DB,CL           1
                   M20010030   611         1E         3C         DB,CL           1
                   M20010030   611         1E         3D         DB,CL           1
                   M20010030   611         1E         63         DB,CL           1
 Page 3, Line 4.2  M20010040   611         1E         42         DB,CL           1
 Page 3, Line 5    M20160100   611         1E         32           DB            1
 Page 3, Line 6    M20160210   611         1E         32           DB            1
 Page 3, Line 8    M20110000   611         1E         32           DB            1
                   M20110000   611         1E         42         DB, CL          1
                   M20110000   611         1E         63           DB            1
                   S20110000   611         1E         32           DB            1

* Current coding requires manual exclusion of certain Specified Life Business return of premium riders coded to product group 63.

                              --------SAP Profit Center--------
                              ---------------------------------     SAP
                     Account              Market     Product    Reinsurance Classification
                     Number   Channel     Center      Group      Category       Method
 Page 3, Line 9.4   S20020300          All Company 034                            1
 Page 3, Line 10    M20090600          All Company 034                            1
                    M20090601          All Company 034                            1
                    S20090700          All Company 034                            1
 Page 3, Line 11 *  M20090400          All Company 034                            1
 Page 3, Line 12    M20320000 Refer to allocation**                 DB            2
                    M20320064 Refer to allocation**                 DB            2
 Page 3, Line 13    S20420000   611        1E          33           DB            1
 Page 3, Line 14    M20210104   All        All         All          DB            3
                    M20210105   All        All         All          DB            3
                    M20210107   All        All         All          DB            3
                    M20210300   All        All         All        DB, DR          3
                    M20210800   All        All         All          DB            3
                    M21020002   All        All         All          DB            3
 Page 3, Line 15.1  M20200200          All Company 034                            1
 Page 3, Line 16    M20320902 From detail policy inventory          DB            1
 Page 3, Line 17    M20400407   All        All         All          DB            3
                    M20400500   All        All         All          DB            3
                    M20400501   All        All         All          DB            3
                    M20400502   All        All         All          DB            3
                    M20400504   All        All         All          DB            3

*  Methodology to be refined for novation
** Allocation with further refinement to identify specific company payables.

                              --------SAP Profit Center--------
                              ---------------------------------     SAP
                     Account              Market     Product    Reinsurance Classification
                     Number   Channel     Center      Group      Category       Method
Page 3, Line 19     M19990001          All Company 034                            1
                    M29990100 From detail policy inventory          DB            1
                    M29990152 From detail policy inventory          DB            1
                    M29990154 From detail policy inventory          DB            1
                    M29990200 From detail policy inventory          DB            1
                    M29990252    Combination ***                    DB            2
                    M29990300    Combination ***                    DB            2
                    M29990402    Combination ***                    DB            2
                    M29990403    Combination ***                    DB            2
                    M29990430 From detail policy inventory          DB            1
                    M29990456    Combination ***                    DB            2
                    M29990502    Combination ***                    DB            2
                    M29990524 From detail policy inventory          DB            1
                    M29990528    Combination ***                    DB            2
                    M29990606 From detail policy inventory          DB            1
                    M29990608    Combination ***                    DB            2
                    M29990621    Combination ***                    DB            2
                    M29990622 From detail policy inventory          DB            1
                    M29990623    Combination ***                    DB            2
                    M29990624    Combination ***                    DB            2
                    M29990625    Combination ***                    DB            2
                    M29990626 From detail policy inventory          DB            1
                    M29990627 From detail policy inventory          DB            1
                    M29990628    Combination ***                    DB            2
                    M29990629    Combination ***                    DB            2
                    M29990630 From detail policy inventory          DB            1
                    M29990635    Combination ***                    DB            2
                    M29990888 From detail policy inventory          DB            1
                    M29990889 From detail policy inventory          DB            1
                    M29999503    Combination ***                    DB            2
Page 3, Line 21     M20400690   649        1E          00           DB            1
Page 3, Line 24.01  S20050000          All Company 034                            1
Page 3, Line 24.02  S20060110          All Company 034                            1
Page 3, Line 24.04  M10300000          All Company 034                            1
                    S10300000          All Company 034                            1
                    S20270000          All Company 034                            1
Page 3, Line 25     M20410081   611        1E          42           DB            1
                    M20490000   All        All         All          DB            3
                    M21000200   All        All         All         Blank          3
                    M21010000   All        All         All         Blank          3
                    M21010100   All        All         All         Blank          3

*** Combination of specific identification and some level of allocation.
    Parties to true up any adjustments related to refined specific identification.

                             --------SAP Profit Center--------
                             ---------------------------------     SAP
                    Account              Market     Product    Reinsurance Classification
                    Number   Channel     Center      Group      Category       Method
  Page 3, Line 27  S20010103   601         1A         52           DB            1
                   S20010103   601         1A         58           DB            1
                   S20010103   601         1A         59           DB            1
                   S20010103   611         1E         52           DB            1
                   S20010103   611         1E         58           DB            1
                   S20010103   611         1E         59           DB            1
                   S20010104          All Company 034                            1
                   S20010114          All Company 034                            1

                                   Exhibit 2

Exhibit 2 provides the inventory of principal assumptions utilized in preparing the LBL Balance Sheet after Commutation. As used below, the Company is sometimes referred to as "LBL" and Reinsurer is sometimes referred to as "ALIC."

Each financial statement line item included in the Commutation Balance Sheet and LBL Balance Sheet after Commutation is measured according to the following classification method, as specified in the table below:

    (1)Amount is specifically identifiable to the Commuted Business or the amount is calculated as a function of the Commutation and therefore specifically identifiable to the Commuted Business.

    (2)Specifically identifiable balances and an allocation for balances not specifically identifiable.

    (3)Amount represents the entire obligation of the Company or right to an asset of the Company to/from an external party to the Company.

For the Commutation items included in Column 8, the Company and Reinsurer will settle those amounts in accordance with Article III of the Agreement.

A schedule, included as Exhibit 1a, is provided of product groups, market centers, channels and reinsurance categories, collectively "Codes", accessed through queries obtained from the general ledgers of the Company and Reinsurer in support of each financial statement line item. For the avoidance of doubt, the business is identified using Codes. For reference, the account numbers as of March 31, 2013 that relate to those Codes are included in the listing. Certain transactions after March 31, 2013 may utilize additional account numbers associated with the product groups, market centers and channels associated with the Commuted Business or the Company.

                           Accounting Principles
  LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to
                                Commutation.

                                          Commutation Classification
Financial Statement Line Item  Method, Assumptions Utilized and Additional Notes
-----------------------------  -------------------------------------------------
 Page 2 - Assets

 1 - 4 - Invested assets        1
                                Commutation Balance Sheet Column 1 and Mark to
                                Market Impact column sourced from list of
                                actual assets to be transferred as Commutation
                                Consideration. The Invested Assets to separate
                                account in Commutation Balance Sheet Column 1
                                equals IL basis market value adjusted annuity
                                ("MVAA") book value reserve held on ALIC books
                                as of Commutation date. Mark to market impacts
                                determined utilizing fair value valuation
                                policies consistent with Reinsurer's existing
                                practices as disclosed in the statutory
                                audited financial statement.

 5 - Short-term investments     1
   and cash equivalents         Comprised of: Commutation cash in the amount
                                needed to balance assets transferred (equal to
                                Invested Assets line 1-4 plus Contract Loans
                                plus Investment Income Due and Accrued plus
                                Accrued Policy Loan Interest plus Invested
                                Assets From Separate Account) to reserves
                                (equal to liabilities lines 1-

                            Accounting Principles
   LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to
                                Commutation.

                                          Commutation Classification
Financial Statement Line Item  Method, Assumptions Utilized and Additional Notes
-----------------------------  -------------------------------------------------
                                4 plus unearned investment income plus
                                liabilities from separate account) transferred
                                at the Commutation effective date (Column 1),
                                plus cash of the Company prior to Commutation
                                (Column 10).

                                Includes short term investments and cash equivalents.

5 - Cash and outstanding        1
  checks                        Includes all cash accounts which includes LBL
                                outstanding checks

6 - Contract loans              1
                                Policy loans are calculated at a seriatim
                                level and sourced to the general ledger from
                                the policy administration systems.

8 - Other invested assets       1 Balance attributable to low income housing
                                tax credit investment on LBL entity.

14 - Investment income due      1
  and accrued                   Column 1 sourced from contemplated asset lists
                                shared with the Company reflecting current
                                expectations of assets to be transferred.

14 - Accrued policy loan        1
  interest                      Policy loan interest is calculated at a
                                seriatim level and sourced to the general
                                ledger from the policy administration systems.

15.1 - Uncollected premiums     1
                                Premium is sourced from Cyberlife
                                administration system program that compares
                                paid-to-date to the valuation date, in
                                relation to premium mode.

                                Loading is sourced from a Valuation program interfaced directly to the ledger.
                                Reinsurance premium payable is tracked at a policy/reinsurance treaty level and booked at a product/channel level.

                                Commutation amounts shown in Transfer of Working Capital Column 8.

15.2 - Deferred premiums        1
                                Premium is sourced from the Cyberlife
                                administration system program that reflects
                                premiums from valuation date to next
                                anniversary date that is neither collected or
                                due.

                                Loading is sourced from a Valuation program interfaced directly to the ledger.

                                Commutation amounts shown in Transfer of Working Capital Column 8.

16.1 - Amounts recoverable      1
  from reinsurers               N/A - No balances expected under commutation.

16.3 - Other amounts
  receivable under
  reinsurance contracts -       1
  others                        N/A - No balances expected under commutation.

16.3 - Other amounts            1
  receivable under              Represents expense allowances receivable from
  reinsurance contracts -       ALIC. Transfer of Working Capital Column 8
  ALIC                          amount equals the net of all assets and
                                liabilities in this column such that the net
                                surplus impact from Column 8 equals zero.

                                For amounts in Column 10, a general ledger program that automatically reinsures account activity between LBL and ALIC.

18.2 - Net deferred tax asset   1
                                For purposes of the Commutation, determined as
                                a formula prior to giving effect to tax
                                attribute reductions associated with unified
                                loss rule impacts of any

                          Accounting Principles
 LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to
                               Commutation.

                                          Commutation Classification
Financial Statement Line Item  Method, Assumptions Utilized and Additional Notes
-----------------------------  -------------------------------------------------
                                 potential LBL sale. The admitted DTA in
                                 Column 12 is sourced from the LBL Balance
                                 Sheet in Column 10 plus the admitted DTA in
                                 the Establish DTA, Column 7. The cap is of
                                 admitted DTA in Column 7 is calculated as
                                 15% multiplied by (i) capital and surplus in
                                 Column 12 less (ii) the Admitted DTA in
                                 Column 12; less the Admitted DTA in
                                 Column 10.

19 - Guaranty funds              1
  receivable or on deposit       Represents guaranty fund amounts to be taken
                                 as credits on Company's future premium tax
                                 returns.

                                 The receivable based on paid assessments is sourced from the Tax Department based on expected tax offsets that can be taken on future premium tax returns.

                                 The receivable based on accrued assessments is calculated from an internally developed database that tracks the Company's exposure to current insolvencies.

                                 Commutation amounts shown in Transfer of Working Capital Column 8.

25 - Aggregate write-ins         a. 1 - Third party administrator ('TPA")
                                    feed - receivable related to Long Term
                                    Care business.

                                 b. 2- Fund manager payments - Variable Life
                                    fund manager fees receivable - balance
                                    averages $200,000 to $250,000 at each
                                    quarter end. The balance is allocated by channel with 57% being allocated to MBA.
                                    When the VL Separate Account is separated post Commutation, the fees will be specifically identifiable.

                                 c. 3 - Premium tax refund receivable.

                                 Commutation amounts shown in Transfer of Working Capital Column 8.

27 - Separate account assets     1
                                 If Nebraska requires MVAAs to be placed into
                                 the separate account, assets with a market
                                 value equal to the minimum reserve value
                                 held in the separate account for MVAAs or as
                                 otherwise required by the state of Nebraska
                                 will be transferred from the total of
                                 investment assets in lines 1-4.

Page 3 - Liabilities

1 - Aggregate reserve for        1
  life contracts                 Reserves commuted are calculated at a
                                 seriatim level and recorded by plan code in
                                 the general ledger, therefore, the balances
                                 related to commutation are determined on a
                                 specific identification basis.

                                 The Commutation Balance Sheet reflects the net of the Company's direct, assumed and ceded reserves.

2 - Aggregate reserve for        1
  accident and health            Reserves are calculated by Third Party
  contracts                      Administrator at a seriatim level and
                                 recorded by plan code in the general ledger,
                                 therefore, the balances related to
                                 commutation are determined on a specific
                                 identification basis.

                                 The Commutation Balance Sheet reflects the net of the Company's direct and ceded reserves.

3 - Liability for deposit-       1
  type contracts                 Dividend Deposits & Premium Deposit funds
                                 are calculated at a seriatim level recorded
                                 in the general ledger by product/channel,
                                 therefore, the balances related to
                                 commutation are determined on a specific
                                 identification basis.

                          Accounting Principles
 LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to
                               Commutation.

                                          Commutation Classification
Financial Statement Line Item  Method, Assumptions Utilized and Additional Notes
-----------------------------  -------------------------------------------------
                                 The Commutation Balance Sheet reflects the
                                 net of the Company's direct and ceded
                                 reserves.

4 - Contract claims              1
                                 Pending claim reserves are sourced from the
                                 claims system.

                                 IBNR is calculated by valuation actuaries and is based on an actuarial experience study and recorded at a product/channel level as determined utilizing valuation procedures consistent with Reinsurer's practices for Reinsurer's retained business as updated from time to time.

                                 The Commutation Balance Sheet reflects the net of the Company's direct, assumed and ceded claims. Contract claim liabilities will be transferred to the extent Company is responsible for paying claims after the Commutation effective date regardless of claim incurred date.

5 - Dividends and coupons        1
  due and unpaid                 Policyholder dividend information is booked
                                 manually based on section CKVL52TV of the
                                 VL52NE Cyberlife Detail Value report sourced
                                 from Cyberlife, and is available at a policy
                                 level by plan code.

                                 The Commutation Balance Sheet reflects the net of the Company's direct and ceded dividends.

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

6.1 - Dividends apportioned      1
  for payment                    Policyholder dividend information is booked
                                 manually based on section CKVL52TV the
                                 VL52NE Cyberlife Detail Value report sourced
                                 from Cyberlife and is available at a policy
                                 level by plan code.

                                 The Commutation Balance Sheet reflects the net of the Company's direct and ceded dividends.

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

8 - Premiums received in         1
  advance                        Premium is sourced from the Cyberlife
                                 administration system program that compares
                                 paid-to-date to the valuation date, in
                                 relation to premium mode.

                                 The Commutation Balance Sheet reflects the net of the Company's direct and ceded premiums received in advance.

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

9.4 - or Asset Page if           1
  Negative - Interest            Interest Maintenance Reserve ("IMR") is
  Maintenance Reserve            comprised of:

                                   1. IMR of the Company calculated as per
                                      the statutory statement prior to the
                                      Commutation, Column 10; plus

                                   2. Column 3, historical unamortized IMR
                                      balance related to business Commuted
                                      from Reinsurer calculated as of the
                                      Commutation date and calculated as
                                      the ratio of the average amount of
                                      reserves to be

                          Accounting Principles
 LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to
                               Commutation.

                                          Commutation Classification
Financial Statement Line Item  Method, Assumptions Utilized and Additional Notes
-----------------------------  -------------------------------------------------
                                      Commuted - the average is calculated
                                      using a simple average of
                                      December 31, 2012 amounts and
                                      Commutation date amounts divided by 2
                                      and then divided by the simple
                                      average of the total reserves of
                                      Reinsurer on those same dates as per
                                      the statutory statement of Reinsurer
                                      divided by 2 (reserves exclude MVAAs
                                      since those reserves were held in a
                                      market value separate account not
                                      subject to IMR through most of the
                                      life of the business); plus

                                   3. Column 2, IMR generated by Reinsurer
                                      attributable to specific assets
                                      transferred at the time of
                                      Commutation to be held in the
                                      Company's general account--equal to
                                      (i) 65% of the fair value less
                                      statutory book value of assets
                                      transferred subject to IMR less (ii)
                                      Column 4, IMR associated with assets
                                      transferred to the separate account
                                      if MVAAs are held in the separate
                                      account.

                                 All portions of the IMR are amortized into income based on their separate amortization schedules.

 10 - Commissions due and        Not included in Commutation Balance Sheet.
   accrued
                                 Per SSAP 61, this liability remains with the
                                 Company. Callidus and Ralie feed general
                                 ledger. Also includes manual accruals
                                 associated with bonus programs.

 11- Commissions and             Not included in Commutation Balance Sheet.
   expense allowances on
   reinsurance assumed           Amounts are tracked at a policy/reinsurance
                                 treaty level via TAI and booked at a
                                 product/channel level.

 12 - General expenses due       2
   or accrued                    Includes expenses payable by the Company.

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

 13 - Transfers to Separate      1
   Accounts                      Ledger balances are recorded at the
                                 appropriate product /channel level. Balances
                                 result from VUL Commissioner's Reserve
                                 Valuation Method ("CRVM") as provided in
                                 Appendix A-820 Minimum Life and Annuity
                                 Reserve Standards, of the NAIC Accounting
                                 Practices and Procedures Manual. The balance
                                 is calculated based on the excess of fair
                                 value of assets over the statutory minimum
                                 reserve required CRVM in the Separate
                                 account.

                                 The Commutation Balance Sheet reflects the net of the Company's direct and ceded transfers to separate accounts.

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

 14 - Taxes, licenses and        3
   fees due and accrued          Represents a Company obligation; entire
                                 amount transferred to Company as of the
                                 Commutation Effective Date.

                                 The accrual is calculated from an internally developed database that tracks the Company's exposure to industry insolvencies based on the annual insolvency cost report received from the National Organization of Life and Health Insurance Guaranty Associations
                                 ("NOLHGA").

                           Accounting Principles
  LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to
                               Commutation.

                                          Commutation Classification
Financial Statement Line Item  Method, Assumptions Utilized and Additional Notes
-----------------------------  -------------------------------------------------

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

15.1 - Current federal           1
  income tax payable             Specifically identified - arising from
                                 Commutation. Equal to (i) 35% multiplied by
                                 the statutory gain or loss on reinsurance
                                 Commutation and (ii) 35% multiplied by the
                                 statutory reserves as represented in Annual
                                 Statement Page 3 lines 1-4 and 13 less
                                 associated tax reserves.

16 - Unearned investment         1
  income                         General ledger feed from Cyberlife policy
                                 administration systems at a product/channel
                                 level - sourced from the general ledger.
                                 Amounts relate to Policy Loans or other
                                 investments in the Commutation Balance Sheet.

17 - Amounts withheld            3
                                 Represents a Company obligation; entire
                                 amount transferred to Company as of the
                                 Commutation Effective Date.

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

19 - Remittances and items       2
  not allocated                  Comprised of inbound and outbound suspense
                                 accounts. Transactions are initially
                                 recorded to a non-descript product/channel
                                 and later cleared to the appropriate
                                 product/channel level.

                                 To identify the product/channel splits, the information included in the Excel files supporting the account reconciliations is utilized.

                                 The files contain seriatim listings by
                                 policy number of outstanding transactions.
                                 The policy numbers are compared to the
                                 valuation database to extract the
                                 corresponding product/channel.

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

21 - Liability for benefits      1
  for employees and agents       Deferred agent compensation plan associated
                                 with the MBA channel. Amounts booked from
                                 reports received from TPA.

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

24.01 - Asset Valuation          1
  Reserve                        Asset Valuation Reserve - Column 5

                                   a. AVR worksheet used in the Company's
                                      filed statutory statement utilized to
                                      calculate the ending AVR

                                   b. Asset values less assets transferred
                                      to market value adjusted annuity
                                      separate account added to worksheet
                                      and the AVR recalculated

24.02 - Reinsurance in           Not included in Commutation Balance Sheet.
  unauthorized companies
                                 Reserves ceded to Lincoln Benefit
                                 Reinsurance Company. Reserves are calculated
                                 at a seriatim level and recorded by plan
                                 code.

24.04 - Payable to parent,       1
  subsidiaries and affiliates    Not included in Commutation Balance Sheet.

                          Accounting Principles
 LBL Balance Sheet Column 10 is sourced from LBL entity balance prior to
                               Commutation.

                                          Commutation Classification
Financial Statement Line Item  Method, Assumptions Utilized and Additional Notes
-----------------------------  -------------------------------------------------

25 - Aggregate write-ins for     Abandoned property and Accounts Payable
  liabilities                    represent Company obligations; therefore the
                                 entire amounts were transferred to Company
                                 as of the Commutation Effective Date.

                                 .   3 - Abandoned property - Tracker system

                                 .   1 - Long-term Care payable - TPA

                                 .   3 - Accounts Payable - Accounts payable
                                     invoices reviewed to ensure that amounts represent Company payable amounts

                                 Amounts transferred under the commutation are shown in Transfer of Working Capital
                                 Column 8.

27 - Separate account            1
  liabilities                    If MVAAs are transferred to the separate
                                 account, the reserves are specifically
                                 identified. Column 4, minimum reserve set
                                 equal to book value of market value adjusted
                                 annuity reserve determined under Illinois
                                 SAP plus positive or negative IMR
                                 transferred to the separate account as a
                                 result of the Commutation as defined in IMR
                                 paragraph 3 above.

Other Include other amounts, whether positive or negative, not contemplated in Exhibit 2 associated with the Commuted Business as identified consistent with the business identification methods outlined for the
                                 Commuted Business herein.

                              COMMUTATION ANNEX B

                          Form of Omnibus Assignment

                                  [Attached]